SECURITIES AND EXCHANGE COMMISSION


                      WASHINGTON, DC 20549


                            FORM 8-K

                         CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



                       September 18, 1996
        (Date of Report, date of earliest event reported)




                           VALCOR, INC.
     (Exact name of Registrant as specified in its charter)


      Delaware             33-63044             74-2678674
    (State or other        (Commission         (IRS Employer
     jurisdiction of        File Number)        Identification
     incorporation)                             No.)

     5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
     (Address of principal executive offices)     (Zip Code)



                        (972) 233-1700
      (Registrant's telephone number, including area code)



                        (214) 233-1700
     (Former name or address, if changed since last report)


Item 5:  Other Events

            On September 18, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7:  Financial Statements,  Pro Forma  Financial Information
            and Exhibits

    (c)  Exhibit

            Item No.             Exhibit Index

              99.1        Press release dated September 18, 1996
                           issued by the Registrant


                           SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALCOR, INC.
                                 (Registrant)



                                 By: /s/ Steven L. Watson
                                      Steven L. Watson
                                      Vice President & Secretary